Exhibit 10.5

EXECUTION VERSION

AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT

This Amendment No. 1 to the Purchase and Sale Agreement (this “Amendment”) is made as of the 6th day of November, 2025 (the “Amendment Date”) by and between (a) Channel Pharmaceutical Corporation, a Nevada corporation (the “Seller”), and Pelthos Therapeutics Inc. (f/k/a Channel Therapeutics Corporation), a Nevada corporation (together with the Seller, the “Seller Parties”), and (b) Nomis RoyaltyVest LLC, a Delaware limited liability company, Ligand Pharmaceuticals Incorporated, a Delaware corporation, and Madison Royalty LLC, a Colorado limited liability company (each individually, a “Purchaser”, and collectively, the “Purchasers”). The Seller Parties and Purchasers are referred to collectively as the “Parties”.

RECITALS

WHEREAS, the Parties entered into that certain Purchase and Sale Agreement dated July 1, 2025 (the “Agreement”), pursuant to which the Seller sold, contributed, transferred, conveyed and granted to each Purchaser the Seller’s rights, title and interest in and to the Purchaser’s Purchased Receivables (as defined in the Agreement);

WHEREAS, the Parties have determined that it is in their mutual interests to amend the Agreement as hereinafter set forth; and

WHEREAS, in accordance with Section 10.10 of the Agreement, the terms of the Agreement may be amended by a written instrument signed by each of the Parties.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.                Defined Terms. Unless otherwise specified in this Amendment, all capitalized terms used but not defined herein shall have the same meanings ascribed to them in the Agreement.

2.                Amendment to the Definition of “Covered Products”. The definition of “Covered Products” in Section 1.1 is hereby amended and replaced in its entirety as follows:

“Covered Products” means any drug products related to or utilizing NaV channel based technology, and any improvements, successors, replacements or varying dosage forms of the foregoing; provided, however, that for the avoidance of doubt, the “Covered Products” do not include Zelsuvmi, Xepi or any Nitricil-based technology.

3.                Effect of Amendment. Except for the matters set forth in this Amendment, all other terms of the Agreement shall remain unchanged and in full force and effect and are hereby ratified and confirmed by the Parties in all respects. This Amendment and the matters set forth herein shall be governed by the terms and conditions of the Agreement, as amended hereby, which are incorporated by reference into this Amendment. This Amendment shall be construed as one with the Agreement, and the Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment. If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern.

4.                References. Each reference in the Agreement to “this Agreement,” “hereof,” “herein” and “hereunder” and words of similar import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment.

5.                Governing Law. This Amendment shall be governed by and construed in accordance with the internal substantive laws of the State of New York without reference to the rules thereof relating to conflicts of law other than Section 5-1401 of the General Obligations Law of State of New York, and the obligations, rights and remedies of the Parties hereunder shall be determined in accordance with such laws.

6.                Counterparts. This Amendment is enforceable when signed by the Parties and may be signed in counterparts. Signatures sent electronically (facsimile or scanned and sent via email) shall be deemed original signatures.

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly and lawfully authorized officers or legal representatives effective as of the Amendment Date.

SELLER PARTIES:
CHANNEL PHARMACEUTICAL CORPORATION, a Nevada corporation

By:		/s/ Francis P. Knuettel II
	Name:	Francis P. Knuettel II
	Title:	CFO

PELTHOS THERAPEUTICS INC. (F/K/A/ CHANNEL THERAPEUTICS CORPORATION), a Nevada corporation

By:		/s/ Francis P. Knuettel II
	Name:	Francis P. Knuettel II
	Title:	CFO

purchaserS:

NOMIS ROYALTYVEST LLC, a Delaware limited liability company.

By:		/s/ Mark Lichtenstein
	Name:	Mark Lichtenstein
	Title:	Authorized Representative

LIGAND PHARMACEUTICALS INCORPORATED, a Delaware corporation

By:
	Name:	Richard Baxter
	Title:	Senior Vice President, Investment Operations

Madison Royalty LLC, a Colorado limited liability company

By:		/s/ Francis Knuettel II
	Name:	Francis Knuettel II
	Title:	Managing Member

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